UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest

event reported) February 25, 2015

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Amendment to Revolving Credit Agreement

On February 25, 2015, Harris Corporation (“Harris”) entered into an amendment (the “Amendment”) to its revolving credit agreement (the “Revolving Credit Agreement”), dated as of September 28, 2012. The Amendment makes certain modifications to the Revolving Credit Agreement, including, among others, (i) requiring certain subsidiaries of Harris that incur, borrow or guarantee debt in a principal amount exceeding $100 million to become guarantors under the Revolving Credit Agreement and (ii) amending the financial maintenance covenant to increase the permitted ratio of consolidated total indebtedness to total capital from 0.600:1.00 to 0.650:100 prior to Harris’ acquisition of Exelis, Inc. (“Exelis”), then to 0.675:1.00 for the nine-month period from and including the date that Harris acquires Exelis and to 0.650:1.00 for the term of the Revolving Credit Agreement that follows such nine-month period.

A copy of the Revolving Credit Agreement was filed by Harris as Exhibit 10.1 to its Current Report on Form 8-K on October 4, 2012. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 – Other Events.

Joinder Agreement and Amendment to Bridge Commitment Letter

On February 25, 2015, Harris entered into a joinder agreement and amendment (the “Joinder”) in respect of the commitment letter entered into by and between Harris and Morgan Stanley Senior Funding, Inc. on February 5, 2015 (the “Commitment Letter”). Pursuant to the Joinder, Citibank, N.A., SunTrust Bank, Wells Fargo Bank, National Association, HSBC Bank USA, National Association and Bank of America, N.A. each agreed to become a party to the Commitment Letter and provide a portion of the commitments for the bridge facility.

A copy of the Commitment Letter was filed by Harris as Exhibit 10.1 to its Current Report on Form 8-K on February 9, 2015.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

10.1	Amendment No. 1 to Revolving Credit Agreement, dated as of February 25, 2015, by and among Harris Corporation and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Scott T. Mikuen
Name: Scott T. Mikuen
Title: Senior Vice President, General Counsel and Secretary

Date: March 3, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Revolving Credit Agreement, dated as of February 25, 2015, by and among Harris Corporation and the other parties thereto.